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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: August 7, 2001
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                      (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5. Other Information.

     On August 7, 2001, MetLife, Inc., a Delaware corporation, entered into an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) among MetLife, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter, and Santusa Holding, S.L., the selling stockholder, pursuant to which (i) Merrill Lynch agreed to purchase from Santusa Holding 25,000,000 shares of MetLife, Inc. common stock and (ii) MetLife, Inc. agreed to purchase 10,000,000 of such shares from Merrill Lynch.

     The shares of common stock will be sold pursuant to the shelf registration statement filed by MetLife, Inc. with the Securities and Exchange Commission on June 12, 2001. The prospectus supplement and accompanying prospectus relating to the above-referenced transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     Banco Santander Central Hispano, S.A., an affiliate of Santusa Holding, originally acquired the shares in a private placement at the time of MetLife, Inc.'s initial public offering.

Item 7.  Exhibits.

 1.1 Underwriting Agreement dated August 7, 2001 among MetLife, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Santusa Holding, S.L.

99.1 Prospectus Supplement dated August 7, 2001 and accompanying Prospectus dated June 29, 2001.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
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                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: August 10, 2001








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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit
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 1.1              Underwriting Agreement dated August 7, 2001 among MetLife,
                  Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
                  Smith Incorporated and Santusa Holding, S.L.

99.1 Prospectus Supplement dated August 7, 2001 and accompanying Prospectus dated June 29, 2001.